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                                                                    EXHIBIT 10.1


                            STOCK ISSUANCE AGREEMENT

                 THIS IS A STOCK ISSUANCE AGREEMENT entered into, effective as of October 1, 1996, on this 24th day of September, 1996 between Magainin Pharmaceuticals Inc., a Delaware corporation ("Magainin"), and Houghten Pharmaceuticals, Inc., a Delaware corporation ("Houghten").

                                   BACKGROUND

                 Simultaneously with the execution hereof, Magainin has entered into a Second Amendment to License Agreement (the "Second Amendment") with Multiple Peptide Systems, Inc. ("MPS"), a wholly owned subsidiary of Houghten, to amend certain provisions of the License Agreement, dated as of November 4, 1988, between Magainin and MPS, as amended by the First Amendment to Agreement, dated as of February 1, 1990. Houghten has joined in the execution and delivery of the Second Amendment for the purpose of agreeing to be jointly and severally liable for any breach of the representations and warranties of MPS under the Second Amendment. This Agreement is entered into pursuant to the Second Amendment.

                                     TERMS

                 NOW THEREFORE, intending to be legally bound hereby, the parties agree as follows:

1. ISSUANCE OF SHARES. Subject to the terms and conditions hereof, and in consideration for the agreements and obligations of MPS and Houghten under the Second Amendment, Magainin shall, at the Closing (as defined in Section 2 hereof), issue to Houghten 275,000 duly authorized, validly issued, fully-paid and nonassessable shares (the "Shares") of Magainin's Common Stock, par value $.002 per share.

2.       THE CLOSING.

         2.1 THE CLOSING DATE. The issuance of the Shares (the "Closing") shall occur on October 4, 1996 or such other time as may be agreed upon in writing by Magainin and Houghten (the "Closing Date"). At the Closing, Magainin shall deliver to Houghten certificate(s) for the Shares registered in the name specified in writing by Houghten to Magainin.

         2.2 CONDITIONS TO CLOSING. Magainin's obligation to issue the Shares and deliver such stock certificate(s) to Houghten at the Closing shall be subject to the accuracy, as of the Closing Date, of (a) the representations and warranties of Houghten set forth in this Agreement and in the Second Amendment, (b) the representations and warranties of MPS set forth in the Second





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Amendment and in the Second Amendment to License Agreement, dated as of the date hereof, between MPS and The Scripps Research Institute ("Scripps") (the "Scripps Amendment") and (c) the representations and warranties of Scripps set forth in its Consent and Agreement to the Second Amendment and in the Scripps Amendment. At the Closing, each of Houghten, MPS and Scripps shall deliver to Magainin a certificate, executed by a duly authorized officer, as to the matters set forth in clauses (a), (b) or (c), as the case may be.

3.       RESTRICTIONS ON TRANSFER AND REGISTRATION RIGHTS.

         3.1 RESTRICTIONS ON TRANSFERABILITY. The Shares shall not be transferable in the absence of registration under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, or applicable exemptions therefrom, or in the absence of compliance with any term of this Agreement. Magainin shall be entitled to give stop transfer instructions to the transfer agent with respect to the Shares in order to enforce the foregoing restrictions.

         3.2 RESTRICTIVE LEGENDS. Each certificate representing the Shares shall bear substantially the following legends (in addition to any legends required under applicable securities laws):

                 THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                 THE SHARES REPRESENTED BY THIS CERTIFICATE AND THE RIGHTS OF HOLDERS THEREOF ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OTHER RESTRICTIONS, AND THE HOLDER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS BOUND BY THE TERMS OF THE STOCK ISSUANCE AGREEMENT BETWEEN THE ORIGINAL PURCHASER AND THE COMPANY (COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY).

         3.3     REGISTRATION OF SHARES.

                 3.3.1 REGISTRATION. No later than 20 days after the date hereof, unless not permitted under the then applicable rules and regulations of the Securities and Exchange Commission ("SEC"), Magainin will file a registration statement (the "Registration Statement") with the SEC under the Securities Act to register the resale of the Shares in non-underwritten market transactions. Magainin will use its best efforts to have the Registration Statement declared





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effective as soon as possible, and will keep the Registration Statement effective until the earlier of (i) two years from the date hereof, or (ii) the date as of which counsel for Magainin reasonably determines that the Shares may be freely sold without restriction under the Securities Act, subject to such periods of time when Magainin must suspend the use of the prospectus forming a part of the Registration Statement until such time as an amendment is filed and declared effective or an appropriate report is filed by Magainin with the SEC.

                 3.3.2 WITHHOLDING OF SHARES. If requested by the managing underwriter of an underwritten public offering of securities by Magainin, Houghten agrees to withhold the Shares from the market for a period, not to exceed a period ending 90 days following the effective date of the registration statement relating to such offering, which the managing underwriter reasonably determines is necessary in order to effect the underwritten public offering, if the same restriction is agreed to by the officers and directors of Magainin.

         3.4     ABOUT REGISTRATION.

                 3.4.1 Magainin shall pay all Registration Expenses (as defined below) in connection with any registration, qualification or compliance hereunder, and Houghten shall pay all Selling Expenses (as defined below) and other expenses that are not Registration Expenses relating to the Shares ("Registrable Securities") resold by Houghten. "Registration Expenses" shall mean all expenses, except for Selling Expenses, incurred by Magainin in complying with the registration provisions of this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for Magainin, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration. "Selling Expenses" shall mean all selling commissions, underwriting fees and stock transfer taxes applicable to the Registrable Securities and all fees and disbursements of counsel for Houghten.

                 3.4.2 In the case of any registration effected by Magainin pursuant to these registration provisions, Magainin will (i) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities; (ii) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Houghten from time to time may reasonably request; and (iii) provide a transfer agent and registrar for all Registrable Securities registered pursuant to the Registration Statement and a CUSIP number for all such Registrable Securities;

                 3.4.3 In the case of any registration effected by Magainin pursuant to these registration provisions, Magainin will use its best efforts to (i) cause all such Registrable Securities registered as described herein to be listed on each securities exchange and quoted on each quotation service on which similar securities issued by Magainin are then listed or quoted; (ii) comply with all applicable rules and regulations of the SEC; and
(iii) file the documents





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required of Magainin and otherwise use its best efforts to maintain requisite blue sky clearance in (A) all jurisdictions in which any of the Shares is originally sold and (B) all other states specified in writing by a Holder, provided as to clause (B), however, that Magainin shall not be required to qualify to do business or consent to service of process in any state in which it is not now so qualified or has not so consented.

                 3.4.4 Houghten shall furnish to Magainin such information regarding it and the distribution proposed by such Holder as Magainin may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance described herein. Houghten shall represent that such information is true and complete.

                 3.4.5 If Houghten shall propose to sell any Registrable Securities pursuant to the Registration Statement, it shall notify Magainin of its intent to do so at least three full business days prior to such sale, and the provision of such notice to Magainin shall be deemed to establish an agreement by Houghten to comply with the registration provisions contained herein. Such notice shall be deemed to constitute a representation that any information previously supplied by Houghten is accurate as of the date of such notice. At any time within such three business day period, Magainin may refuse to permit Houghten to resell any Registrable Securities pursuant to the Registration Statement; provided that in order to exercise this right, Magainin must deliver a certificate in writing to Houghten to the effect that a delay in such sale is necessary because, in the good faith judgment of Magainin, a sale pursuant to the Registration Statement in its then-current form could require the public disclosure of information that would not otherwise be required to be disclosed (which disclosure would be burdensome or could have a material adverse effect on Magainin) or that would in other respects constitute a violation of the federal securities laws. In such an event, Magainin shall use its best efforts to amend the Registration Statement if necessary and take all other actions necessary to allow such sale under the federal securities laws, and shall notify Houghten promptly after it has determined that such circumstances no longer exist. Notwithstanding the foregoing, Magainin shall not under any circumstances be entitled to exercise its right to withdraw the Registration Statement more than two times in any twelve (12) month period, and the period during which such Registration Statement may be withdrawn shall not exceed thirty (30) days. Houghten hereby covenants and agrees that it will not sell any Registrable Securities pursuant to the Registration Statement during the periods the Registration Statement is withdrawn as set forth in this
Section 3.4.5.
                 3.4.6 When Houghten is entitled to sell and gives notice of its intent to sell pursuant to the Registration Statement, Magainin shall furnish to Houghten a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing.





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         3.5     INDEMNIFICATION AND CONTRIBUTION.

                 3.5.1 Magainin agrees to indemnify and hold harmless Houghten and its directors, officers, employees and agents from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Houghten or any of them may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any claim by a third party asserting any untrue statement of a material fact in the Registration Statement, or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (including any preliminary or final prospectus contained therein, and any amendments or supplements thereto, and any filings and information incorporated therein by reference), in each case on the effective date thereof, or arise out of any failure by Magainin to fulfill any undertaking included in such Registration Statement, and Magainin will reimburse Houghten and the other indemnified parties hereunder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that Magainin shall not be liable in any such case to the extent that such loss, claim, damages or liability arises out of, or is based upon (i) an untrue statement of a material fact made in such Registration Statement, or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, made in reliance upon and in conformity with written information furnished to Magainin by or on behalf of Houghten specifically for use in preparation of such Registration Statement or (ii) any untrue statement of a material fact, or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in any prospectus that is corrected in any subsequent prospectus that was delivered to Houghten prior to the pertinent sale or sales by Houghten.

                 3.5.2 Houghten agrees to indemnify and hold harmless Magainin and its directors, officers, employees and agents from and against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) to which Magainin or any of them may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon any claim by a third party asserting (i) an untrue statement made in such Registration Statement, or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, made in reliance upon and in conformity with written information furnished to Magainin by or on behalf of Houghten specifically for use in preparation of such Registration Statement, provided that Houghten shall not be liable in any such case for any untrue statement included in any Prospectus which statement has been corrected, in writing, by Houghten and delivered to Magainin before the sale from which such loss occurred or (ii) any untrue statement in any prospectus of a material fact, or any omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, that is corrected in any subsequent prospectus that was delivered to the purchaser prior to the pertinent





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sale or sales by Houghten, and Houghten will, as incurred, reimburse Magainin and the other indemnified parties hereunder for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

                 3.5.3 Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 3.5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person and the indemnifying person shall have been notified thereof, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof, with counsel reasonably satisfactory to the indemnified person. After notice from the indemnifying person to such indemnified person of the indemnifying person's election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided that if there exists or shall exist a conflict of interest that would make it inappropriate in the reasonable judgment of the indemnified person for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such action, suit or proceeding.

                 3.5.4    If the indemnification provided for in this Section
3.5 is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) based upon such party's relative fault, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by Magainin on the one hand or Houghten on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 3.5.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.





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                 3.5.5    The obligations of Magainin and Houghten under this
Section 3.5 shall be in addition to any liability which Magainin and Houghten may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls Magainin or Houghten within the meaning of the Securities Act.

         3.6 TRANSFER OF REGISTRATION RIGHTS. The right to sell Registrable Securities pursuant to the Registration Statement described herein may not be assigned or transferred by Houghten, except to an Affiliate. For the purpose of this Section, "Affiliate" shall mean any entity which controls, is controlled or is under common control with Houghten.

4. REPRESENTATIONS AND WARRANTIES OF HOUGHTEN. Houghten hereby represents and warrants to Magainin as of the date hereof as follows:

         4.1 INVESTMENT EXPERIENCE. Houghten believes that it has received all the information it considers necessary or appropriate to enable it to decide whether to acquire the Shares pursuant to this Agreement. Houghten has had an opportunity to become aware of Magainin's business affairs and financial condition, has had an opportunity to ask questions and receive answers, review documents and gather information about Magainin, and has acquired sufficient information about Magainin to reach an informed and knowledgeable decision to acquire the Shares. Houghten has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the acquisition of the Shares and can bear the economic risk of its investment. Houghten acknowledges receipt of Magainin's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 1996 and June 30, 1996. Without limiting the foregoing, Houghten acknowledges that release of the results from pivotal Phase III clinical testing of MSI-78 is imminent and that no assurances can be given as to the nature or timing of such results.

         4.2 INVESTMENT INTENT. Houghten is acquiring the Shares for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). Houghten has no present intention of selling, granting any participation in, or otherwise distributing the Shares, except in compliance with the Securities Act or pursuant to an available exemption thereunder.

         4.3 RESTRICTED SECURITIES. Houghten understands that the Shares have not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Houghten's investment intent as expressed herein. Houghten is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

         4.4 NO LEGAL, TAX OR INVESTMENT ADVICE. Houghten understands that nothing in this Agreement or any other materials presented to Houghten in connection with the acquisition of the





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Shares constitutes legal, tax or investment advice.  Houghten has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its acquisition of the Shares.

         4.5 CORPORATE POWER; AUTHORITY. Houghten has all requisite legal and corporate power and has taken all requisite corporate action to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly authorized, executed and delivered on behalf of Houghten and constitutes the valid and binding agreement of Houghten, enforceable in accordance with its terms.

5. NOTICES. All notices and other communications hereunder shall be in writing (whether or not a writing is expressly required hereby), and shall be deemed to have been given (i) if hand delivered or sent by an express mail service or by courier, then if and when delivered to and received by the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby), or (ii) if mailed, then on the next business day following the date on which such communication is deposited in the United States mails, by first class certified mail, return receipt requested, postage prepaid, and addressed to the respective parties at the below addresses (or at such other address as a party may hereafter designate for itself by notice to the other party as required hereby):

                 If to Magainin, to:

                          Magainin Pharmaceuticals Inc.
                          5110 Campus Drive
                          Plymouth Meeting, PA  19462
                          Attn:  President

                 If to Houghten, to:

                          Houghten Pharmaceuticals Inc.
                          3550 General Atomics Court
                          San Diego, CA 92121
                          Attn:  President

6.       MISCELLANEOUS.

         6.1 SURVIVAL OF WARRANTIES. The warranties and representations of Magainin and Houghten contained in or made pursuant to this Agreement shall survive for the period described in Section 3.3 during which Magainin is obligated to keep the Registration Statement described therein effective.

         6.2 SUPPLY OF REPORTS. As long as Houghten owns at least 10% of the Shares, Magainin will, upon the reasonable request of Houghten, furnish to Houghten (i) a copy of the





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most recent annual, quarterly or current report of Magainin filed with the SEC under the Securities Exchange Act of 1934, as amended, and (ii) such other information as may be reasonably required to enable Houghten to avail itself of any applicable exemption from registration under the rules and regulations under the Securities Act. In addition, if at any time the Company is not required to file such reports with the SEC, it will, upon the request of Houghten, use its best efforts to make publicly available other information so long as is necessary to permit sales of the Shares pursuant to Rule 144 or Rule 144A under the Securities Act.

         6.3 GOVERNING LAW; PARTIES IN INTEREST. This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania, without regard to the conflicts of laws thereof, and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

         6.4 COUNTERPARTS. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.5 ENTIRE AGREEMENT; AMENDMENTS. This Agreement and the Second Amendment set forth all of the promises, covenants, agreements, conditions and undertakings between the parties hereto with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as contained herein or therein. This Agreement may not be changed orally but only by an agreement in writing, duly executed by or on behalf of the party or parties against whom enforcement of any waiver, change, modification, consent or discharge is sought.





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         IN WITNESS WHEREOF, the parties have executed and delivered this
Agreement as of the date first above written.

                                  MAGAININ PHARMACEUTICALS INC.


                                  By:     /s/ Michael R. Dougherty
                                     ------------------------------------------
                                           Name: Michael R. Dougherty
                                           Title: Executive Vice President and
                                                   Chief Financial Officer




                                  HOUGHTEN PHARMACEUTICALS, INC.

                                  By:     /s/ Robert S. Whitehead
                                     -----------------------------------------
                                           Name: Robert S. Whitehead
                                           Title: President





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